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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 5, 2005


                              THE OHIO ART COMPANY
                              --------------------
             (Exact name of registrant as specified in its charter)


OHIO                              0-4479                   34-4319140
-------------------------------   ----------------------   ---------------------
(State or other jurisdiction      (Commission              (IRS Employer
of incorporation)                 File Number)             Identification No.)


P.O.BOX 111, BRYAN, OH                                           43506
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code  (419) 636-3141
                                                   ---------------






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The Ohio Art Company (the "Company") sold substantially all of the assets of its Strydel Diversified Products ("Strydel") division to May and Scofield, LLC ("Buyer") pursuant to an Asset Purchase Agreement dated November 29, 2004, as amended, among Buyer, M&S Ohio Real Estate Holdings, LLC, a Michigan limited liability company, Strydel and the Company. The sale was completed on April 5, 2005 but is deemed effective as of April 1, 2005. The cash amount of the purchase price for the sale was $1,978,327.60. The Company agreed to retain certain liabilities of Strydel incurred prior to the closing of the sale with certain exceptions.


ITEM 9.01.FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information. The Company will file any pro forma financial information required by Item 9.01(b) of Form 8-K under the cover of Form 8-K/A, as required by the SEC, as soon as practicable but in no event later than 71 days after the date hereof.

(c) THE FOLLOWING EXHIBITS ARE INCLUDED WITH THIS REPORT:

Exhibit 2.1 Purchase Agreement, dated as of November 29, 2004, among Buyer, M&S Ohio Real Estate Holdings, LLC, a Michigan limited liability company, Strydel and the Company (Exhibit 2 to the Company's Form 10-Q for the quarter ended October 31, 2004 is incorporated herein by reference).*

Exhibit 2.2 First Amendment to Purchase Agreement, dated March 30, 2004, by and among Buyer, M&S Ohio Real Estate Holdings, LLC, a Michigan limited liability company, Strydel and the Company.*

* Pursuant to Item 601(b) of Regulation S-K, certain Exhibits and Schedules have been omitted from this Agreement. The registrant will furnish a copy of any omitted Exhibit and Schedule to the Commission upon request.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE OHIO ART COMPANY


                                           By:  /s/ Jerry D. Kneipp
                                              ----------------------------------
                                                Name:  Jerry D. Kneipp
Date:  April 7, 2005                            Title: Chief Financial Officer